UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2017

Ladder Capital Corp

(Exact Name of Registrant As Specified In Its Charter)

Delaware	001-36299	80-0925494
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

345 Park Avenue, 8th Floor
New York, New York 10154
(Address of Principal Executive Offices, including Zip Code)

(212) 715-3170
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

Issuance of 5.250% Senior Notes due 2022

On March 16, 2017, Ladder Capital Finance Holdings LLLP (“LCFH”) and Ladder Capital Finance Corporation (together with LCFH, the “Issuers”), subsidiaries of Ladder Capital Corp (“Ladder” or the “Company”), issued $500 million aggregate principal amount of 5.250% senior notes due 2022 (the “Senior Notes”).

Ladder intends to use the net proceeds of the offering to redeem the Issuers’ remaining outstanding 7.375% senior notes due 2017, to pay offering related expenses and for general corporate purposes, including repayment of secured debt.

The Senior Notes were offered in the United States to persons believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act. The Senior Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report does not constitute an offer to sell the Senior Notes or a solicitation of an offer to purchase the Senior Notes.

Indenture

The Senior Notes were issued under an Indenture, dated March 16, 2017 (the “Indenture”), among the Issuers, the guarantors named therein (including the Company) and Wilmington Trust, National Association, as trustee.

The Indenture provides, among other things, that the Senior Notes will be senior unsecured obligations of the Issuers. Interest is payable on the Senior Notes on March 15 and September 15 of each year beginning on September 15, 2017 until their maturity date of March 15, 2022. The Indenture contains covenants that, among other things:

•                  limit the Issuers’ ability and the ability of their restricted subsidiaries to incur additional indebtedness or issue certain disqualified stock and preferred shares;

•                  require that the Issuers and their restricted subsidiaries maintain total unencumbered assets (as defined in the Indenture) of not less than 120% of the aggregate principal amount of the outstanding unsecured indebtedness of the Issuers and their restricted subsidiaries; and

•                  limit LCFH’s ability to merge or consolidate with another company or sell all or substantially all of its assets.

These covenants are subject to a number of important exceptions and qualifications.

If LCFH experiences certain kinds of changes of control and the Senior Notes receive a ratings downgrade, the Issuers will be required to offer to repurchase the Senior Notes at a price equal to 101% of the principal amount thereof plus accrued but unpaid interest to the repurchase date.

The Issuers may redeem the Senior Notes at any time, in whole or in part, prior to their maturity. The redemption price for Senior Notes that are redeemed before September 15, 2021 will be equal to 100% of the principal amount thereof, together with any accrued and unpaid interest to the redemption date, plus a make-whole premium. The redemption price for Senior Notes that are redeemed on or after September

15, 2021 will be equal to 100% of the principal amount thereof, together with any accrued and unpaid interest to the redemption date. In addition, the Issuers may redeem up to 35% of the Senior Notes using the proceeds of certain equity offerings completed before March 15, 2020.

The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods) nonpayment of principal or interest; breach of other agreements in the indentures; defaults in failure to pay certain other indebtedness; the rendering of judgments to pay certain amounts of money against the Issuers and their subsidiaries; the failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency.

The foregoing summary of the Indenture and the Senior Notes does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Indenture and the form of Senior Note, copies of which are filed herewith as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Forward-Looking Statements

Certain statements in this report may constitute “forward-looking” statements, including those related to the use of proceeds from the offering and the notes redemption. These statements are based on management’s current expectations, beliefs, plans, objectives and assumptions regarding future events. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual events could differ materially from those stated, anticipated or implied by such forward-looking statements, including those regarding the use of proceeds from the offering and the notes redemption. While Ladder believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual outcomes. There are a number of risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as well as its consolidated financial statements, related notes, and other financial information appearing therein, and its other filings with the U.S. Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this report. Ladder expressly disclaims any obligation or undertaking to release any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or changes in events, conditions, or circumstances on which any such statement is based.

Item 9.01.             Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description of Exhibit
4.1	Indenture, dated March 16, 2017, among Ladder Capital Finance Holdings LLLP, Ladder Capital Finance Corporation, the guarantors party thereto and Wilmington Trust, National Association, as trustee.
4.2	Form of Senior Note (included in Exhibit 4.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2017	LADDER CAPITAL CORP

/s/ Marc Fox
Marc Fox
Chief Financial Officer